Prepaid expenses and other current assets (Details) - Schedule of prepaid expenses and other current assets - USD ($)		Dec. 31, 2022	Dec. 31, 2021
Prepaid expenses and other current assets
Advance to suppliers	[1]	$ 48,710	$ 65,171
Other receivable, net	[2]	4,523,688	442,050
Prepaid expenses	[3]	7,248	7,841
Total		$ 4,579,646	$ 515,062

[1]	Advance to suppliers represents balance paid to vendors for certain services that have not been completed. These advances are interest free, unsecured and short-term in nature and are reviewed periodically to determine whether their carrying value has become impaired. As of December 31, 2022 and 2021, there was no allowance recorded as the Company considers all of the advance to suppliers balance fully realizable.
[2]	Other receivable primarily includes advances to employees for business development and security deposits paid for third-party payment platforms. This primarily represents a deposit of $3.57 million paid by the Company in March 2022 for the commissioned acquisition of an e-commerce technology services business. As of December 31, 2022 and 2021, there was no allowance recorded as the Company considers all of the other receivable balance fully collectible.
[3]	VAT tax recoverable represents the amount that is overpaid by the Company before the VAT tax invoices received. Such amount can be used to offset future VAT tax liability.